                               AUDIOTEX AGREEMENT

      This Audiotex Agreement, effective June 30, 1997 ("Agreement"), is entered into between IT NETWORK, INC., a Texas corporation and a wholly-owned subsidiary of Source Media, Inc. ("ITN"), and AMERITECH PUBLISHING, INC., a Delaware corporation, doing business as AMERITECH ADVERTISING SERVICES ("AAS"), for the purpose of providing AAS with the services as described in this Agreement (the "Services"), and as more fully set forth in Article II of this Agreement . The parties, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

I.1 For the purposes of this Agreement, the following terms and all other terms defined in this Agreement shall have the meaning so defined unless the context clearly indicates otherwise. A term defined in the singular shall include the plural and vice verse when the context so indicates.

      "Affiliate(s)"                  means any organization or entity owning a
                                      majority of the outstanding common stock and voting stock of ITN and/or AAS; (ii) any other corporation of which a majority of the outstanding common stock and the voting stock is owned by the parent of ITN and/or AAS; and (iii) any other legal business entity of which at least fifty percent is owned by ITN and/or AAS.

      "Information"                   means specifications, drawings, sketches,
                                      models, manuals, samples, tools, computer programs, technical information, and other confidential business, customer or personnel information or data, whether written, oral or otherwise.

      "Services"                      means all services described in this
                                      Agreement furnished by ITN to AAS under
                                      this Agreement.

      "Directory or Directories"      means issues of AAS Yellow or co-bound
                                      White and Yellow Page Directories in
                                      Michigan, Indiana, Ohio, Wisconsin and as specifically set forth on Attachment B attached hereto and made a part of this Agreement.

      "Audiotex"                      means storage and retrieval of recorded
                                      information.

                                   ARTICLE II

                                    SERVICES

II.1 Services and Responsibilities

      ITN shall provide the Services described below concerning Front of Book ("FOB") Local and National Yellow Pages Advertising and related responsibilities at no charge to AAS. All Services shall be performed by ITN in accordance with the terms and conditions of this Agreement. As used herein, the term "Services" shall include, but not be limited to, all labor or materials, or both, furnished by ITN.

      ITN will purchase from AAS: FOB Local and National Yellow Pages Advertising information pages per directory at the number of pages, rates, terms and directory locations listed on Attachment B for the purpose of listing ITN's Audiotex service. ITN will sell and produce the Audiotex Services listed in the AAS Directories. ITN will promote its Audiotex Services by soliciting advertisers for the Audiotex FOB pages purchased from AAS and sponsors for the audio portion of the Audiotex service itself.

ITN Responsibilities

      ITN will have the option to purchase 12 or 16 FOB pages from AAS, provided however that ITN has the option to purchase a minimum of 8 pages in markets with a distribution of

500,000 or less, as indicated on Attachment B. ITN will place its orders for FOB pages by the due date for each Directory as specified on Attachment B for the first directory cycle and thereafter as specified by AAS. Failure to place an order by a due date will result in no FOB audiotex pages being printed in the Directory. ITN will supply AAS with final art for advertisers' print advertisements as specified in Attachment C, Advertisement Preparation and Production Printing Specifications attached hereto and made a part thereof. In addition, ITN will submit the FOB page template design to AAS for its approval, which shall not be unreasonably withheld.

      ITN is responsible for producing Audiotex messages for FOB Local and National Yellow Advertising information pages in Directories included on Attachment B and for all Audiotex production and costs including but not limited to phone lines and Audiotex content as well as associated equipment, programming and maintenance. ITN will not provide Audiotex service to information providers publishing unlawful, discriminatory, or sexually explicit messages. disconnecting these unlawful, discriminatory or sexually explicit messages at its own cost, provided that unlawful, discriminatory or sexually explicit messages existing on the date of this Agreement shall be deleted at the cost of AAS. ITN shall provide AAS with monthly reports relating to caller statistics or other matters relevant to AAS's reasonable concerns under this Agreement.

      ITN shall be responsible for all costs and expenses with respect to all Services performed under this Agreement, unless otherwise provided herein, pay the fees specified on Attachment B (50% of fees due upon order placement based on the number of Directories delivered in the prior year and the remainder when initial delivery of each Directory commences) and pay real estate lease expenses for any equipment not located on AAS premises identified on Attachment D-2. ITN shall be responsible to purchase or lease audiotex equipment currently used by AAS from Ameritech Credit Corporation. ITN will provide hosting and service bureau services for AAS' 1997 Cleveland "Cleveline" FOB audiotex service.

      AAS shall send ITN a monthly invoice for page costs, offsetting any amount due against any credit remaining to ITN, as provided below. ITN will remit payment to AAS for all amounts due under each invoice within thirty (30) days of the invoice. Payments received more than 30 days after the invoice date will be subject to interest at the rate of one and one-half percent (11/2%) per month on the entire unpaid balance.

AAS Responsibilities

      AAS is responsible for final editorial and design approval to determine that all print advertising submitted by ITN is consistent with AAS Ethics, Publishing and Premium Space Policies. AAS standards as published of the Directories, provided however that AAS shall maintain the general design and impression of print advertisements submitted by ITN and shall not modify the general design or impression without the prior approval of ITN which shall not be unreasonably withheld. AAS is responsible for printing and distributing Directories. AAS may change publication or delivery dates or content for the Directories, and AAS may change the ITN order due dates specified on Attachment
B. ITN will forward its Audiotex content information on RC color separated camera ready pages with two (2) sets of color laser proofs. AAS will produce, bind and distribute designated directories during the first year at the per Directory fees designated on Attachment B. For each year thereafter, AAS will increase the per page fee for each Directory by the lesser of AAS' actual per page cost increase for expenses of publishing the Directory or 5%. As a credit against the per page fees, ITN will receive an initial one-time credit of $450,000. For each purchase of FOB pages by ITN, the total per page charges shall accrue against the credit amount until it is exhausted. After exhaustion, ITN will initiate paying the per page charges as designated on Attachment B for the initial Directory cycle and as subsequently adjusted.

      AAS shall provide ITN with lease space at no charge for the audiotex equipment ITN leases or purchases from Ameritech Credit Corporation at existing AAS locations where space is available identified on Attachment D-1 and D-2 . For space where the audiotex equipment resides on third party premises identified on Attachment D-1 and/or D-2, AAS will assign to ITN the responsibility for leases for space on such third party premises. In addition, AAS will ensure that upon payment of the purchase price, ITN will acquire all hardware and operational software and/or license for use of software for the audiotex equipment currently used by AAS and identified on Attachment E and that the purchase price will be no more than $70,000 and no less than $50,000. Regardless of whether ITN purchases or leases the audiotex equipment identified on Attachment E, ITN will take such equipment "as is", "with all faults" and without warranty. AAS MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND WITH RESPECT TO THE EQUIPMENT. AAS MAKES NO REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND EXPRESSLY EXCLUDES SUCH WARRANTIES. AAS and ITN shall mutually agree as to the location of all Audiotex Services equipment, provided however that if ITN decides to relocate the equipment from its location on the execution date of this Agreement, ITN shall be responsible for renting, leasing, otherwise acquiring space for the equipment at a new location, maintaining such new location and paying all associated costs and expenses.

      AAS is also responsible for assigning to ITN telephone numbers and telecommunication services identified on Attachment F currently in use for audiotex services in the AAS Directories, and commencing on the publication of each Directory under this Agreement, ITN shall be responsible for paying the telephone costs for the numbers and telecommunication services identified on Attachment F associated with that Directory which are assigned to ITN.

II.2 Warranties for Services

      a. ITN hereby warrants and represents that all Services provided under this Agreement shall be performed in a professional manner, promptly and with diligence, in accordance with the description of such Services in this Agreement, including the Attachments. ITN further warrants that neither ITN nor its representatives and employees shall represent themselves as employees of AAS, but shall represent themselves only as employees of ITN. ITN represents that in providing Services, it will not disparage AAS or attempt to reduce AAS' revenues.

      b. AAS shall notify ITN of any instance where such Services are considered to be unsatisfactory. Upon receipt of any such notice, ITN shall, at no additional charge to AAS, take prompt action to correct such unsatisfactory Services.

      c. ITN will use its best efforts to assure that advertising copy is accurate and in accordance with current AAS Ethics, Publishing and Premium Space Policies. Without in any way limiting the obligations set forth in the section entitled "Indemnification," each party agrees to absorb the cost of all adjustments that are required to be made because of advertising and copy errors which are exclusively the fault of such party.

II.3 Termination and Cancellation

      a.    Agreement

            Unless terminated as specified below, this Agreement shall be effective for three directory cycles (three years) beginning with the 1997 Toledo and Indianapolis Directories. The Agreement may continue thereafter if both parties mutually agree to extend the Agreement. Upon termination, ITN shall continue to provide Services for the life of each Directory.

      b.    Default

            AAS may terminate this Agreement for a Directory prior to the publication of three (3) editions of the Directory only for the gross negligence or willful default by ITN of the performance of its duties under this Agreement and such gross negligence or willful default has not been cured within thirty
(30) days of written notice by AAS to ITN. .

      c.    General

            (1) Upon termination, cancellation or expiration of this Agreement, ITN shall promptly deliver to AAS all of AAS's data and property of whatever kind furnished to ITN by AAS in connection with or as a result of the performance of Services under this Agreement, re-assign audiotex telephone numbers and telecommunication services to AAS to extent requested by AAS.

            (2) The terms, conditions and warranties contained in this Agreement that by their sense and context are intended to survive the performance thereof by either or both parties under this Agreement shall so survive the completion of performance, cancellation or termination of this Agreement.

II.4 Exclusive Market Rights

      It is expressly understood that this Agreement grants to ITN the exclusive right to provide to AAS the types of FOB services which are the subject of this Agreement.

                                   ARTICLE III

                          GENERAL TERMS AND CONDITIONS

III.1 Term of Agreement

      This Agreement shall become effective as of the date first above written and, unless sooner terminated or canceled as provided in Article III.3 above, shall remain in full force and effect for an initial term of three (3) directory cycles (three years) for each directory listed on Exhibit B beginning with the 1997 Toledo and Indianapolis Directories, unless extended by a writing signed by both parties.

III.2 Taxes

      a. ITN shall bear the cost of all taxes, import and export duties, and other governmental fees of whatever nature applicable to the Services hereunder.

      b. ITN Agrees to pay, and to hold AAS harmless from and against, any penalty, interest, additional tax or other charge that may be levied or assessed as a result of the delay or failure of ITN for any reason to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by ITN.

III.3 Independent Contractor

      ITN declares and represents that ITN is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of AAS; that the persons performing Services on behalf of ITN are not agents or employees of AAS; that ITN has and retains the right to exercise full control of and supervision over its performance of its obligations under this Agreement and full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations; that ITN will be solely responsible for all matters relating to payment of such employees, including compliance with Workers' Compensation, unemployment, disability insurance, Social Security, withholding and all other federal, state and local laws, rules and regulations governing such matters; and that ITN will be responsible for its acts and those of its agents, employees and contractors during the performance of its obligations under this Agreement.

III.4 Indemnification

      Each party ("Indemnifying Party") shall indemnify the other party and its Affiliates, and its and their respective officers, directors, agents and employees, and each of them from and against any loss, cost, damage, claim, expense (including independent attorney's fees) or liability, including, but not limited to, liability as a result of injury to or death of any person or damage to or loss or destruction of any property arising out of or resulting from or in connection with the performance of this Agreement and caused by the acts or omissions of the Indemnifying Party or a contractor or an agent of the Indemnifying Party or an employee of any one of them, in any way arising out of the performance by any one of them of this Agreement, except to the extent that such loss, cost, damage, claim, expense or liability arises from the negligence or willful misconduct of the non-Indemnifying Party or its employees. As used in the preceding sentence, the words "any person" shall include, but shall not be limited to, a contractor or an agent of either party, and an employee of either party, or any such contractor or agent and the word "any property" shall include, but shall not be limited to, property of either party or any such contractor or agent or an employee of any of them. Upon request of the non-Indemnifying Party, the Indemnifying Party , at no cost or expense to the non-Indemnifying Party , defend any suit or other legal proceeding asserting a claim for any loss, damage or liability specified above, and the Indemnifying Party shall pay any costs and independent attorney's fees that may be incurred by the non-Indemnifying Party in connection with any such claim or suit or in enforcing the indemnity granted above, provided, however, that the Indemnifying Party shall also keep the non-Indemnifying Party fully informed as to the progress of opportunity to participate on an equal basis with the Indemnifying Party in any such defense.

III.5 Insurance

      Each party shall maintain in full force and effect general liability insurance, endorsed to specifically cover its indemnity obligations hereunder, in amounts acceptable to the other party, plus, if applicable, Workers' Compensation Insurance covering Vendor's full liability under the Workers' Compensation laws applicable to work being performed under this Agreement. Such insurance shall remain in full force and effect as long as AAS may have any potential liability with respect to this Agreement.

      At a party's request, the other party shall provide the requesting party with proof of compliance with the insurance provisions of this section (including copies of all polices and endorsements, if required by AAS).

III.6 Access

      a. AAS shall permit ITN reasonable access to the equipment sites used in connection with providing Audiotex under this Agreement where the equipment resides on AAS premises.

      b. The employees and agents of ITN while on the premises of the equipment shall comply with all site rules and regulations, including, where required by government regulations, submission of satisfactory clearance from the US Department of Defense and other governmental authorities concerned.

      c.    Release Void

            AAS shall not require wavers or releases of any personal rights from representatives of ITN in connection with visits to its premises.

III.7 Information

      No Information obtained by a party ("Requesting Party") from the other party ("Non-Requesting Party") under this Agreement or in contemplation of this Agreement shall become the Requesting Party's property. All copies of such Information in written, graphic or other tangible form shall be returned to the Non-Requesting Party upon request. Unless such

Information was previously known to the Requesting Party free of any obligation to keep it confidential or until such Information is subsequently made public by the Non-Requesting Party or a third party, the Requesting Party shall keep it confidential, shall use it only in performing under this Agreement, shall not reproduce, copy or disclose it to others and may use it for other purposes only upon such terms as may be agreed upon in writing. The Non-Requesting Party shall have the right to review and approve the procedures for handling such Information and may make such inspections as the Non-Requesting Party deems necessary to assure that such Information s being property protected.

III.8 Assignment

      a. Except as otherwise expressly provided in this Agreement and except as to corporate Affiliates, neither party shall assign its rights or delegate its duties under this Agreement without prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may, at any time and without the other's prior written consent, assign its rights and delegate its duties either in whole or in part under this Agreement to (a) any present or future Affiliate of the assigning party, or (b) to any other company if such assignment to such other company will, in the assigning party's opinion, assist in the implementation of any law or ruling issued in any form whatsoever by a judicial or other government authority. The assigning party shall give the other party written notice of any such assignment. In the event of such assignment, the assigning party shall be released and discharged, to the extent of such assignment, from all further obligations under this Agreement. Any attempted assignment or delegation in contravention of this sub-article (a) shall be void and of no effect.

      b. Subject to the provisions of sub-article (a) above, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of the parties to this Agreement.

III.9 Notices

      Except as otherwise specified in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person, sent by telefax with confirmation of receipt indicated or deposited in any form of United States mail having a return receipt, postage prepaid, return receipt requested or delivered prepaid to an express messenger service where delivery can be traced and verified (such as, but not limited to, Airborne Express, DHL Worldwide Express, Federal Express, etc.) and addressed as follows:

         TO ITN:                            TO AAS:
         -------                            -------
         IT NETWORK, INC                    AMERITECH ADVERTISING SERVICES
         5601 EXECUTIVE DRIVE               100 EAST B IG BEAVER ROAD
         IRVING, TEXAS  75038               TROY, MICHIGAN  48083
         ATTN: W. SCOTT BEDFORD             ATTN: DIRECTOR OF BRAND MARKETING

The address to which notices or communications may be given to ether party may be changed by written notice given by such party to the other pursuant to this article.

III.10 Publicity

      Each party shall submit to the other party all advertising, sales promotion and other publicity relating to the subject matter of this Agreement in which the other party's name or names are mentioned or language, signs, markings or symbols are used. Neither party shall use or publish or such advertising, sales promotion or publicity matter without the other party's prior written approval

III.11 Compliance With Laws

      Each party shall comply with all applicable federal, state and local laws, regulations and codes, including but not limited to, the procurement of permits, certificates and licenses when needed, in the performance of this Agreement. Each party shall indemnify and hold the other party harmless against any loss, damage or liability that may be sustained by reason of the indemnifying party's failure to comply with such federal, state and local laws, regulations and codes.

III.12 No Third Party Beneficiaries

      Except as otherwise provided in this Agreement, the provisions of this Agreement are for the benefit of the parties to this Agreement and not for any other person.

III.13 Waivers of Default

      Waiver by either party of any default by the other party shall not be deemed a waiver by the non-defaulting party of any other default.

III.14 Amendments

      No provisions of this Agreement shall be deemed waived, amended or modified by either party, unless such waiver, amendment or modification is in writing and signed by both parties.

III.15 Non-Discrimination

Attachment A is attached hereto, made a part of this Agreement and incorporated by reference in this Agreement. As used in Attachment A, "Contractor" shall mean ITN.

III.16 Headings

      The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

III.17 Governing Law

      This Agreement shall be governed by the substantive laws of the State of Michigan. Any dispute under this Agreement shall be submitted to arbitration under the rules of the American Arbitration Association in Troy, Michigan.

III.18 Remedies Cumulative

      Any right of termination or other remedies prescribed in this Agreement are cumulative and are not intended to be exclusive of any other remedies to which the injured party may be entitled at law or in equity (including, but not limited to, the remedies of specific performance and cover) in case of any breach or threatened breach by the other party of any provision of this

Agreement, unless such other remedies which are prescribed in this Agreement are specifically limited or excluded by this Agreement. The use of one or more available remedies shall not bar the use of any other remedy for the purpose of enforcing the provisions of this Agreement; provided, however, that a party shall not be entitled to retain the benefit of inconsistent remedies.

III.19 Severability

      If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties shall be construed and enforced accordingly.

III.20 Patents

      No licenses, express or implied, under any patents or copyrights owned by either party are granted to the other party under this Agreement.

                                   ARTICLE IV

                                ENTIRE AGREEMENT

      This Agreement, including all Attachments attached to or referenced in this Agreement, and all proposals, descriptions, drawings, specifications, marketing materials, and other literature published by either party in connection with or in contemplation of this Agreement shall constitute the entire agreement between ITN and AAS with respect to the subject matter.

                            (SIGNATURE PAGE FOLLOWS)

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives.

IT NETWORK, INC.                          AMERITECH PUBLISHING, INC. doing
                                          business as AMERITECH ADVERTISING
                                          SERVICES


By:                                       By:
   --------------------------------          --------------------------------

Print Name:                               Print Name:
           ------------------------                  ------------------------

Title:                                    Title:
      -----------------------------             -----------------------------

Date Signed:                              Date Signed:
            -----------------------                   -----------------------

                                  Attachment A

                          NON-DISCRIMINATION PROVISIONS

      During the performance of this Agreement, Supplier agrees to comply with the following provisions, to the full extent that this Agreement is subject thereto: Executive Order No. 11246, Executive Order No. 11625, Executive Order No. 12138, Section 503 of the Rehabilitation Act of 1973, the Vietnam-Era Veteran's Readjustment Assistance Act of 1974, the Illinois Human Rights Act, the Indiana Civil Rights Law, the Michigan Civil Rights Act, the Ohio Fair Employment Practice Law, the Wisconsin Fair Employment Act, the rules, regulations and relevant orders of the agencies enforcing said Orders and Statutes or charged with administering affirmative action/non-discrimination requirements applicable to government contractors or subcontractors, and any other applicable Federal, State, or local law imposing obligations on government contractors or subcontractors.

      Monetary amounts, contractual or purchasing relationships, and/or the number of Supplier's employees, determine which provisions are applicable.

CLAUSES REQUIRED BY FEDERAL LAW

      The following clauses are deemed part of this Agreement in accordance with the table set forth below.

--------------------------------------------------------------------------------
ANNUAL CONTRACT
     VALUE                                  CLAUSES
--------------------------------------------------------------------------------
                       1        2         3         4        5         6
--------------------------------------------------------------------------------
Less than $2,500     x(a)     x(a)                x(b)
--------------------------------------------------------------------------------
 $2,500 or More      x(a)     x(a)                x(b)                 x
--------------------------------------------------------------------------------
$10,000 or More        x        x                 x(b)       x         x
--------------------------------------------------------------------------------
$50,000 or More        x        x       x(c)      x(b)       x         x
--------------------------------------------------------------------------------

(a) Applies only to depositories of government funds or financial institutions issuing U.S. savings bonds and notes.
(b) Applies only to depositories of government funds or financial institutions issuing U.S. savings bonds and notes and which have 50 or more employees and are prime contractors or first-tier subcontractors.
(c) Applies only to businesses having 50 or more employees.
(d) Applies only to businesses having 50 or more employees and which are prime contractors or first-tier subcontractors.

Clause 1: Equal Employment Opportunity

      The Equal Employment Opportunity Clause set forth in Part 202 of Executive Order 11246 and reiterated at 41 C.F.R. Part 60-1.4(a), is hereby incorporated by reference pursuant to 41 C.F.R. Part 60-1.4(d).

Clause 2: Certification of Non-segregated Facilities

      The Supplier certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their services at any location under its control, where segregated facilities are maintained; and that it will obtain a similar certification, prior to the award of any nonexempt subcontract.

Clause 3: Certification of Affirmative Action Programs

      The Supplier affirms that it has developed and is maintaining Affirmative Action Plans as required by Parts 60-2, 60-250, and 60-741 of Title 41 of the Code of Federal Regulations.

Clause 4: Certification of filing of Employers Information Reports

      The Supplier agrees to file annually on or before the 31st day of March complete and accurate reports of Standard Form 100 (EEO-a) or such forms as may be promulgated in its place.

Clause 5: Employment of Veterans

      The Affirmative Action For Disabled Veterans and Veterans of the Vietnam Era Clause, set forth in 41 C.F.R Part 60-250.4 is hereby incorporated by reference pursuant to 41 C.F.R. Part 60-250.22.

Clause 6: Employment of the Handicapped

      The Affirmative Action Clause For Handicapped Workers set forth at 41 C.F.R. Part 60-741.4 is hereby incorporated by reference pursuant to 41 C.F.R.
Part 60-741.22.

ADDITIONAL FEDERAL CLAUSES

      If this Agreement offers further subcontracting opportunities, the following clause is hereby made a material term of this Agreement:

      Utilization of Small Business Concerns and Small
      Disadvantaged Business Concerns (Feb. 1990)

      (a) It is the policy of the United States that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in performing contracts let by and Federal agency, including contracts and subcontracts for subsystems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals.

      (b) Supplier hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. Supplier further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of Supplier's compliance with this clause.

      (c) As used in this contract, the term "small business concern" shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern -

      (1) Which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 per centum of the stock of which is unconditionally owned by one of more socially and economically disadvantaged individuals; and

      (2) Whose management and daily business operations are controlled by one or more of such individuals. This term also means a small business concern that is at least 51 per cent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members or an economically disadvantaged Indian tribe or a Native Hawaiian Organization, and which meets the requirements of 13 C.F.R. part 124. The Supplier shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small Business Act. The Supplier shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

      (d) Suppliers acting in good faith may rely on written representations by their subcontractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

                                 [end of clause]

      If the value of the goods or services to be provided by Supplier under this Agreement is $500,000 or more, Supplier further agrees that it shall adopt a Small Business and Small Disadvantaged Business Subcontracting Plan as described in the clause set forth at Part 1, Section 52.219-9 of Title 48 of the Code of Federal Regulations.

STATE CLAUSES

      If this Agreement relates to services to be performed for the state of Illinois, its political subdivisions, or any municipal corporation within Illinois, the Equal Employment Opportunity clause set forth at 44 Ill. Adm. Code
Part 750, Appendix A shall be deemed incorporated herein by reference pursuant to the language thereof.

      If this Agreement relates to services to be performed for the state of Michigan or its political subdivisions, the value of the contract is at least $5000, and Supplier has at least three (3) employees, the Non-discrimination Clause for All State Contractors adopted by the State Administrative Board on January 17, 1967, as amended, shall be deemed incorporated herein by reference pursuant to the language thereof.

                                  Attachment B
                       1997 DIRECTORY MANUFACTURING COSTS

     --------------------------------------------------------------------------------------------------------------
                                    CIRCULATION                                         Page         ORDER DUE
     STATE       DIRECTORY               IN          ISSUE     COST PER                 Count        DATE/FINAL
                                     THOUSANDS*      MONTH     THOUSAND     COLOR      Due Date         ART**
===================================================================================================================
1      I     ANDERSON                    77,152          3         3.04         2      10/12/97        11/12/97
-------------------------------------------------------------------------------------------------------------------
2      I     EVANSVILLE                 237,433          3          2.4         2      10/21/97        11/21/97
-------------------------------------------------------------------------------------------------------------------
3      I     EVANSVILLE MIDI             25,948          3         5.28         2      10/21/97        11/21/97
-------------------------------------------------------------------------------------------------------------------
4      I     INDIANAPOLIS             1,030,700         10         2.38         4       6/17/97         7/17/97***
-------------------------------------------------------------------------------------------------------------------
5      I     MUNCIE                     103,915          3         3.04         2      10/21/97        11/12/97
-------------------------------------------------------------------------------------------------------------------
6      I     SOUTH BEND                 238,400          3         2.57         4      11/10/97        12/10/97
-------------------------------------------------------------------------------------------------------------------
7      I     SOUTH BEND MIDI            103,000          3         4.02         4      11/10/97        12/10/97
-------------------------------------------------------------------------------------------------------------------
8      M     ANN ARBOR                  265,000         11         2.99         2       7/25/97         8/25/97***
-------------------------------------------------------------------------------------------------------------------
9      M     BATTLE CREEK AREA          100,000         11         3.76         2        8/1/97         8/29/97***
-------------------------------------------------------------------------------------------------------------------
10     M     DETROIT                    768,000          9         2.43         2       4/28/98         5/28/98
-------------------------------------------------------------------------------------------------------------------
11     M     DOWNRIVER AREA             210,000          4          2.6         2      11/22/97        12/22/97
-------------------------------------------------------------------------------------------------------------------
12     M     EAST AREA                  457,000         11          2.7         2       7/14/97         8/14/97***
-------------------------------------------------------------------------------------------------------------------
13     M     FLINT AREA                 325,000          8         2.71         2       4/19/98         5/18/98
-------------------------------------------------------------------------------------------------------------------
14     M     GRAND RAPIDS AREA          456,571          1         2.29         2       8/24/97         9/24/97
-------------------------------------------------------------------------------------------------------------------
15     M     GRAND RAPIDS MIDI           55,082          1         2.89         2       8/24/97         9/24/97
-------------------------------------------------------------------------------------------------------------------
16     M     GRAND TRAVERSE AREA        140,000          5         2.87         4       1/18/98         2/18/98
-------------------------------------------------------------------------------------------------------------------
17     M     GRAND TRAVERSE MIDI         41,200          5         4.03         4       1/18/98         2/18/98
-------------------------------------------------------------------------------------------------------------------
18     M     JACKSON                    125,000          8         3.14         2        4/7/98          5/7/98
-------------------------------------------------------------------------------------------------------------------
19     M     KALAMAZOO                  217,000          8         2.96         2       3/24/98         4/24/98
-------------------------------------------------------------------------------------------------------------------
20     M     KALAMAZOO MIDI              49,775          9         3.67         2       3/24/98         4/24/98
-------------------------------------------------------------------------------------------------------------------
21     M     LANSING AREA               350,000          6         2.43         2       2/19/98         3/19/98
-------------------------------------------------------------------------------------------------------------------
22     M     MIDLAND                     68,000          8         4.05         2       5/18/98         6/18/98
-------------------------------------------------------------------------------------------------------------------
23     M     MONROE CARLETON             61,000          1         3.77         2       9/23/97        10/23/97
-------------------------------------------------------------------------------------------------------------------
24     M     NORTH OAKLAND/PONTIAC      300,000          4         2.44         2       12/6/97          1/6/98
-------------------------------------------------------------------------------------------------------------------
25     M     NORTH WOODWARD             389,000          4         2.46         2      11/22/97        12/22/97
-------------------------------------------------------------------------------------------------------------------
26     M     SAGINAW                    245,000          6          2.7         2       2/20/98         3/20/98
-------------------------------------------------------------------------------------------------------------------
27     M     WEST NORTHWEST             342,000          4          2.7         2      11/17/97        12/17/97
-------------------------------------------------------------------------------------------------------------------
28     O     AKRON                      450,000         12         2.65         2       7/26/98         8/25/98
-------------------------------------------------------------------------------------------------------------------
29     O     CANTON                     218,000          6         2.71         2       2/25/98         3/25/98
-------------------------------------------------------------------------------------------------------------------
30     O     CLEVELAND                1,190,000          5         2.28         2      12/23/97         1/23/98
-------------------------------------------------------------------------------------------------------------------
31     O     COLUMBUS                   946,200          7         2.34         2        4/1/98          5/1/98
-------------------------------------------------------------------------------------------------------------------
32     O     DAYTON                     607,500          2         2.44         2       10/7/97         11/7/97
-------------------------------------------------------------------------------------------------------------------
33     O     TOLEDO                     460,000         10         2.62         2       7/18/97         8/15/97***
-------------------------------------------------------------------------------------------------------------------
34     O     YOUNGSTOWN                 343,000          3         2.87         2      11/12/97        12/12/97
-------------------------------------------------------------------------------------------------------------------
35     W     FOX CITIES                 210,000          9         3.11         4        5/2/98          6/2/98
-------------------------------------------------------------------------------------------------------------------
36     W     GREEN BAY                  208,000         12         2.98         4      06/31/98         7/31/98
-------------------------------------------------------------------------------------------------------------------
37     W     MADISON                    400,957          1         2.31         4       9/14/97        10/14/97
-------------------------------------------------------------------------------------------------------------------
38     W     MILWAUKEE YP               955,000          8         2.48         4        4/6/98          5/6/98
-------------------------------------------------------------------------------------------------------------------

*     CIRCULATION - Estimated 1997 Total Circulation-Initial and Secondary
      Delivery
** ESTIMATED DUE DATES - 1998 Directory Schedule not yet released from Manufacturing
*** DIRECTORIES TO BEGIN WITH 1997 ISSUES - all others to begin with the 1998 issues

                                  ATTACHMENT C

                    ADVERTISEMENT PREPARATION AND PRODUCTION
                            PRINTING SPECIFICATIONS

ITN agrees to follow the Advertisement Preparation and Production Printing Specifications as herein defined for publication in Directories of Ameritech in accordance with Aas's standards and guidelines.

1.    Art & Text Specifications

      a.    1000 (or higher) dpl on Resin Coated photographic paper.
      b.    No paste-ups. Nothing should be affixed to the surface of the page.
      c. There is a 1/16" separation required between different colors. In defined color ads, the 1/16" color separation requirement can be replaced with a 2 pt. black line surrounding and separating colors.
      d.    All palette colors and green illustration elements and text require a minimum 3 pt. thickness, text size must be 12 pt. or larger.
      e.    Provide color separated resin coated paper, with two sets of camera ready proofs.
      f.    CYMK only. No pantone.
      g.    No process color photographs.

2.    RC Paper Preparation

      Dot Pattern:

      a. Veloxes must contain a 85 line screen using a hard round dot with black at a 45 degree screen angle, cyan at a 75 degree screen angle, magenta at a 105 degree screen angle, and yellow at a 90 degree screen angle. Tonal range is 15%-85%.

      Print Density:

      a. A maximum overall print density of 220% is required with only one color as a solid. Two or more secondary colors should not exceed 150% together (i.e.: directory red is 100% magenta and 50% yellow). Any single color not intended to print solid should not exceed 70%.

      Actual dot percentages will increase for black and decrease for cyan, magenta, and yellow. GCR is used for process color.

      Front of Book Local and National Yellow Pages Advertising cannot be run with color bars. Therefore quality of color reproduction of 4-color halftones, 4-color ads, or 4-color logos cannot be guaranteed.

      Note: Resin coated paper must be supplied by ITN. Aas will not be responsible for poor printing quality due to poor resin coated paper. Complaints on printing quality due to poor resin coated paper will be directed to ITN. Printing problems due to poor quality of the resin coated paper will be documented by ITN and presented to Aas at a pre-arranged meeting.

3.    Typography

      a. Fine type should be submitted as 1-color copy only and should not be reversed out of the background.

      b. Reverse type should not be smaller than 10 points and should be reversed out of areas having a minimum of a 50% tone value of any one color of magenta, cyan, or black 50%.

      c.    Maximum tint background for surprint type is 30%.

4.    Production Printing

      Paper, Ink:

      a.    Paper is 22#. Ink is cold set. The process is offset.

      Dot Gain:

      a. Expect midtone dot gains of 25-30% in each color; quartertone dot gains of 0% in each color; and three quartertone dot gains of 30-40% in each color.

      Printing Tone:

      a.    First printing tone will be 15%.

Quality of reproduction for any materials that do not comply with these specifications will not be guaranteed.

5.    Audiotex Page Specifications

      1. Section will be placed at the end of "Front of Book" and before subject indices.
      2. Design and Text Requirements for each Audiotex Page: The disclaimer statement: "The information services on this page are created and provided by IT Network and are not associated in any way with Ameritech PagesPlus(R) Yellow Pages. For questions, comments, or advertising information, call 1-800-950-4483" will be in 8pt or larger text.
      3. ITN will provide appropriate disclaimer statements for health and legal guides and others, as required.
      4.    "IT NETWORK" logo must appear prominently on each page.
      5.    Aas will not provide color proof of final pages for ITN's approval.
      6. ITN pages design must be consistent with Aas template or the ITN pages will not be forwarded to the printer. General ITN FOB pages design and general content will be reviewed and approved by Aas by the Audiotex product manger.
      7. Aas retains the right to change the type of medium for printing with 60 days notice to ITN.
      8. Audiotex Title and Cover Pages: Title page will be prepared by ITN and is included in the page count limitation. It will separate Audiotex from access pages and will include name of section, instructions on section use and table of contents (in alphabetical order).
      9. IT Network FOB pages will not include any Internet or Auto Guide content per agreed to term sheet.

                                 ATTACHMENT D-1

                         Ameritech advertising services
                        Audiotex Only Real Estate Leases

Location                  Address                     Mo. Rent        Lease Exp.    Comments            Mgmt. Co./Payee
====================================================================================================================================
Sterling Hts.  39093 Van Dyke Ave.                   [ILLEGIBLE]          7/31/98              Sterling Manor

Traverse City  745 Garfield Ave. (Audiotex Tower)           $185          6/30/97  Mth-to-Mth  Northern Radio of Michigan (WHLT)
====================================================================================================================================
Evansville     2813 E. Lincoln Ave.                         $200          1/31/96              [ILLEGIBLE] Corp.
====================================================================================================================================
Akron          610 S. Main St                               $275         11/1/97               Canal Place, Ltd

Cleveland      2000 E. Ninth St.                            $656          3/31/96              Ostendorf-Morris Co.

Columbus       2900 Corporate Exchange Dr.,                 $365          5/31/99              Eastrich No. 167, C/O John Buck Co.

Youngstown     680 Boardman                       $36[ILLEGIBLE] 10/31/[ILLEGIBLE]             Wolfe, Evans & Co.
====================================================================================================================================
Green Bay      211 N. Broadway                       [ILLEGIBLE]          6/30/97              Commercial Horizons, Inc.

Madison        [ILLEGIBLE] S. Yellowstone Dr.               $292         11/30/97              Vantage Place II C/O the Shaw Company


Location                    Mgmt. Address                                         Contact/Phone No.
===============================================================================================================
Sterling Hts.  P.O. Box 32153, Fraser, MI 48232                            Kim Corrado (610) 415-0035

Traverse City  746 Garfield Ave., Traverse City, MI 49084                  [ILLEGIBLE] (610) 911-7630
===============================================================================================================
Evansville     P.O. Box 92471, Chicago, IL 60676-2471                      Bob Leonard (812) 464-6038
===============================================================================================================
Akron          540 S. Main St., Akron, OH [ILLEGIBLE]                      Ken Roberts (218) 434-6656

Cleveland      P.O. Box 5919-C, Cleveland, OH [ILLEGIBLE]                  Claudia [ILLEGIBLE] (216) 661-5671

Columbus       P.O. Box 182039, Dept. 90, Columbus, OH 43218-[ILLEGIBLE]   Winnie [ILLEGIBLE] (614) 882-4142

Youngstown     660 Boardman - Canfield Rd., Youngstown, OH 44512           David Wolfe (216) 758-2937
===============================================================================================================
Green Bay      1600 River Pines Dr, Green Bay, WI 54310                    Barbara Patton (414) 391-1191

Madison        [ILLEGIBLE] W. Broadway, Ste. 104, Madison, WI 53719        Pat Schwartz (608) 221-8022

                                 ATTACHMENT D-2

                         Ameritech advertising services
           Combined Functions (Sales and Audiotex) Real Estate Leases

Location         Address                            Lease Exp.  Comments    Mgmt. Co./Payee
===============================================================================================================
Grand Rapids     2401 Camelot Ct.                    6/30/00                2401 Camelot Partners

Kalamazoo        1341 [ILLEGIBLE], Ste. 7108        11/30/98                [ILLEGIBLE] Management

Lansing          1046 [ILLEGIBLE], Ste. 6            6/30/99                First Capital Lansing Prop.

Livonia          14155 Farmington Rd.                6/31/99                Livonia Metro Plex

Saginaw          1901 Towne Ctr., Ste. 300           7/31/99                Towne Centre Investments

Traverse City    745 Garfield                        6/30/98                MLD, Inc/McCarthy-Tomga Co., Inc.

Troy             100 E. Big Beaver                   6/30/00                APEX Mgmt., Inc.
===============================================================================================================
Indianapolis     1099 Meridian, Ste. 400             4/30/97    Mth-to-Mth  REI Real Estate Svcs.
===============================================================================================================
Dayton           3055 Katlering Blvd., Ste. 100     11/30/97                Point West III Ltd. Partnership

Toledo           3103 Executive Pkwy.               10/31/99                Blue Cross/Blue Shield of Ohio
===============================================================================================================
Brookfield       200 S. Executive Dr.                4/30/98                The [ILLEGIBLE] Funds

Location         Mgmt. Address                                                 Contact/Phone No.
======================================================================================================================
Grand Rapids     6274 28th St., SE, Grand Rapids, MI 49508                     Deborah [ILLEGIBLE] (616) 682-0890

Kalamazoo        4341 S. [ILLEGIBLE], Ste. 2200, Kalamazoo, MI 49008           Brian Evans (616) 343-0308

Lansing          6810 S. Cedar, Ste. 3C, Lansing, MI 46911                     Don [ILLEGIBLE] (517) [ILLEGIBLE] -4340

Livonia          13980 Farmington Rd., Livonia, MI 46154                       Dick Barker [ILLEGIBLE] 425-6854

Saginaw          4901 Towne Ctr., Ste. 110, Saginaw, MI 40604                  Janet Goodchild (617) 791-1099

Traverse City    416 E. Front St., Traverse City, MI 49684                     Stan [ILLEGIBLE] (616) 941-7630

Troy             100 E. Big Beaver, Ste. 100, Troy, MI [ILLEGIBLE]             Debbie Bachman (610) 524-1633
======================================================================================================================
Indianapolis     P.O. Box 66340, Indianapolis, IN 46266                        Carolyn Godby (317) 630-3125
======================================================================================================================
Dayton           Eleven W. Monument Bldg, 8th Flr., Dayton, OH 45439           Janet [ILLEGIBLE] (513) 222-1285

Toledo           P.O. Box 943, Toledo, OH [ILLEGIBLE]                          Carol [ILLEGIBLE] (419) 473-7100
======================================================================================================================
Brookfield       200 Executive Dr. P.O. Box 75687, Chicago, IL 60675-5867      Marcie [ILLEGIBLE] (414) 289-0302

                                  ATTACHMENT E

                AUDIOTEX EQUIPMENT INFORMATION AND CONFIGURATIONS

====================================================================================================================================
QUANTITY        DESCRIPTION                       LOCATIONS
====================================================================================================================================
  26      Custom Voiceprint Systems        Akron               Livonia
            -24-48 ports per node          Ann Arbor/Troy      Madison
            -486 mhz cpu                   NW/Birmingham/Troy  Milwaukee
            -16mb RAM                      Claw/BTB/Troy       Pontiac/Troy
            -Floppy disk drive             Cleveland           Saginaw
            -Color monitor                 Columbus            South Bend
            -19.2 trailblazer modem        Dayton              Sterling Heights
            -4 port serial card            Downriver/Troy      Toledo
            -Keyboard                      Evansville          Traverse City
            -High performance BUS design   Flint/Troy          WnW/Troy
            -Ind. mounting cabinets        Grand Rapids        Youngstown
            -2.2Gb DAT tape drive          Green Bay
            -2.4Gb SCSI drive              Indianapolis
            -Uninterruptible power supply  Kalamazoo
            -Voiceprint software           Lansing

====================================================================================================================================
   2      Risc 6000's                      Both in Wichita

====================================================================================================================================
  21      Digital Satellites               Akron               Grand Rapids       Lansing         Sterling Heights   Troy/Nwd2
            -1.2 meter satellite dish      Brookfield          Green Bay          Livonia         Traverse City      Youngstown
            -digital receiver license      Cleveland           Indianapolis       Moraine/Dayton  Toledo             3 not installed
            -LNB and 2400 baud modem       Columbus            Kalamazoo          Saginaw         Troy/Claw1
====================================================================================================================================

               AUDIOTEX SYSTEM AND SATELLITE EQUIPMENT INFORMATION

--------------------------------------------------------------------------------
NUM   LOCATION        STATE    SYSTEM        ASSET     SATELLITE       ABR#
--------------------------------------------------------------------------------
 1  South Bend         IN       Yes           2035         No           N/A
 2  Troy/Claw1/SH      MI       Yes           3196        Yes          4477
 3  Troy/Down1         MI       Yes           3287         No           N/A
 4  Indianapolis       IN       Yes           1222        Yes         12689
 5  Green Bay          WI       Yes           1995        Yes          5011
 6  Traverse City      MI       Yes           3284        Yes         10120
 7  Akron              OH       Yes           3283        Yes         12650
 8  Moraine/Dayton     OH       Yes           1997        Yes          7352
 9  Evansville         IN       Yes           3280         No           N/A
10  Cleveland          OH       Yes           2032        Yes         12658
11  Brookfield         WI       Yes           2033        Yes         12683
12  Serling Heights    MI       Yes           2017        Yes         12633
13  Youngstown         OH       Yes           3285        Yes         12653
14  Kalamazoo          MI       Yes           1994        Yes         12641
15  Columbus           OH       Yes           2031        Yes         12638
16  Livonia            MI       Yes           1993        Yes         12665
17  Lansing            MI       Yes           1212        Yes         12669
18  Saginaw            MI       Yes           3282        Yes         12659
19  Toledo             OH       Yes           3279        Yes         12706
20  Troy/Ann1          MI       Yes           3228         No           N/A
21  Troy/Flint1        MI       Yes           3286         No           N/A
22  Troy/Nwd2/Troy     MI       Yes           3281        Yes         12656
23  Troy/Pont1         MI       Yes           3229         No           N/A
24  Troy/West1         MI       Yes           3227         No           N/A
25  Grand Rapids       MI       Yes           2018        Yes         12644
26  Madison            WI       Yes           2034         No           N/A
27  Wichita            KS    Risc 6000        2007         No           N/A
28  Wichita            KS    Risc 6000        4257         No           N/A

                                  ATTACHMENT F

                         Ameritech advertising services
                       Audiotex Telephone Line Information

   LOCATION                     ADDRESS                     MONTHLY COST*                   SERVICE ACCOUNT SUMMARY
====================================================================================================================================
Ann Arbor           2360 Green                                $   384      (2) T-1 [ILLEGIBLE], (32) DID Trunks

Birmingham          30150 Telegraph                           $ 1,298      (2) T-1 [ILLEGIBLE], (40) DID Trunks, (2) [ILLEGIBLE]
                                                                               lines - (local presence required for billing)

Flint               G-5097 [ILLEGIBLE]                        $   636      (1) T-1 [ILLEGIBLE], (24) DID Trunks, (1) [ILLEGIBLE]
                                                                               - (local presence required for billing)

Grand Rapids        2401 Camelot Ct., S.E.                    $ 2,998      (47) Centrex, (4) MB lines, (8) FX lines from Holland to
                                                                                Grand Rapids, (8) FK from Grand Haven to Grand
                                                                                Rapids

Kalamazoo           4041 S. [ILLEGIBLE] Ste. 1108             $ 2,870      (43) Centrex, (5) MB lines, (16) FX lines from Battle
                                                                                Creek to Kalamazoo

Lansing             1048 [ILLEGIBLE]                          $ 3,030      (49) Centrex, (4) MB lines, (16) FX lines from Jackson to
                                                                                Lansing

Livonia             14155 Farmington                          $12,768      (1) T-1, (16) DID Trunks, (42) Centrex, (4) MB lines,
                                                                               (32) FX lines from Detroit to Livonia - (local
                                                                               presence required for billing)

Pontiac             35 W. Huron                               $   961      (2) T-1 [ILLEGIBLE], (32) DIO Trunks, (1) Centrex -
                                                                               (local presence required for billing)

Saginaw             [ILLEGIBLE] Towne Centre, Ste 300         $   796      (27) Centrex, (4) RCF lines from Midland to Saginaw

Sterling Hts.       [ILLEGIBLE] Van Dyke Ave., Ste 104A       $   129      (1) Centrex, (4) MB lines

Traverse City       746 Oarfield Ave.                         $   570      (28) Centrex

Troy                100 E. Big Beaver, Ste. 126               $ 7,696      (9) T-1 [ILLEGIBLE], (6) MB lines, (1) RCF line from
                                                                               Monroe to Troy

Wyandotle           140 Elm                                   $   684      (1) T-1 [ILLEGIBLE], (57) DID Trunks, (1) Centrex -
                                                                               (local presence required for billing)
====================================================================================================================================
Evansville          2613 E. Lincoln Ave.                      $ 7,007      (26) Centrex - RCF to Central Office

Indianapolis        1899 N. Meridian                          $ 7,700      (102) Centrex, (18) RCF lines from Anderson to
                                                                               Indianapolis, (12) RCF lines from [ILLEGIBLE] to
                                                                               Indianapolis

South Bend          1401 Prarie                               $ 1,646      (1) Local Loop [ILLEGIBLE], (40) Centrex
====================================================================================================================================
Akron               640 S. Main St., Ste 1742                 $ 1,634      (27) Centrex, ([ILLEGIBLE]) FX lines from [ILLEGIBLE] to
                                                                               Akron

Cleveland           2000 E. Ninth St., 827                    $ 2,382      (108) Centrex

Columbus            2500 Corporate Exchange Dr., Ste 310      $ 1,926      ([ILLEGIBLE]) Centrex

Dayton              3055 Kettering Blvd., Ste 100, Moraine    $ 1,201      (44) Centrex

Toledo              [ILLEGIBLE] Executive Parkway, Ste 304    $   700      (27) Centrex

Youngstown          860 Boardman - Canfield Rd., Ste 103      $   727      (28) Centrex
====================================================================================================================================
Green Bay           211 N. Broadway, Ste 216                  $ 4,370      ([ILLEGIBLE]) Centrex, (24) FX lines from Appleton to
                                                                               Green Bay

Milwaukee-
 Brookfield         200 S. Executive Dr., Ste 209A            $ 1,361      ([ILLEGIBLE]) Centrex, (7) [ILLEGIBLE] lines

Madison             437 S. Yellowstone Dr., Ste 209A          $ 1,608      (1) Local Loop Circuit, (27) Centrex

* Includes recurring monthly charges plus useage.